Exhibit 10.2

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) dated as of June 3, 2013 is by and between NOBLE RALEIGH ASSOCIATES, LLC, a Georgia limited liability company (“Seller”), and CWI RALEIGH HOTEL, LLC a Delaware limited liability company (“Purchaser”).  Seller and Purchaser are sometimes referred to herein individually as a “Party”, and collectively as the “Parties”.

W I T N E S S E T H:

WHEREAS, Seller and Purchaser have entered into that certain Purchase and Sale Agreement dated as of May 29, 2013 (as the same may be amended, modified or supplemented, the “Agreement”); and

WHEREAS, Seller and Purchaser have agreed to amend the Agreement in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.         Definitions.  All capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

2.         Due Diligence Contingency.  The first sentence of Section 4.1.1 of the Agreement is hereby amended by deleting therefrom the phrase “the date that is the earlier of (a) thirty (30) days after the Effective Date or (b) June 14, 2013” and inserting in place thereof the phrase “July 3, 2013”.

3.         New Hotel Franchise.

a.         The second sentence of Section 8.9.1(a) of the Agreement is hereby amended by deleting therefrom the phrase “(but in no event later than three (3) Business Days after the Effective Date)” and inserting in place thereof the phrase “(but in no event later than June 19, 2013)”.

b.         The third sentence of Section 8.9.1(a) of the Agreement is hereby amended by deleting therefrom the phrase “Within three (3) Business Days after the Effective Date” and inserting in place thereof the phrase “On or prior to June 19, 2013”.

4.         Starbucks License Approval.

a.         The second sentence of Section 8.9.2(a) of the Agreement is hereby amended by deleting therefrom the phrase “(but in no event later than three (3) Business Days after the Effective Date)” and inserting in place thereof the phrase “(but in no event later than June 19, 2013)”.

b.         The third sentence of Section 8.9.2(a) of the Agreement is hereby amended by deleting therefrom the phrase “Within three (3) Business Days after the Effective Date” and inserting in place thereof the phrase “On or prior to June 19, 2013”.

5.         No Further Modification.  Except as modified hereby, the Agreement shall remain in full force and effect, and as modified hereby, the Agreement is ratified and confirmed in all respects.

6.         Representations and Warranties.  Seller and Purchaser each hereby represent and warrant that it has full right, power and authority to enter into this Amendment and that the person executing this Amendment on behalf of Seller and Purchaser, respectively, is duly authorized to do so.

7.         Counterparts; Electronic Signatures.  This Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one and the same instrument.  An executed facsimile or .pdf of this Amendment may be relied upon as having, and shall be deemed to have, the same force and effect as an original.

8.         Governing Law.  This Amendment shall be governed by the laws of the State of North Carolina, without giving effect to any principles regarding conflict of laws.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, Seller and Purchaser have executed this First Amendment to Purchase and Sale Agreement as of the date first above written.

SELLER:

NOBLE RALEIGH ASSOCIATES, LLC, a Georgia limited liability company

By:	NOBLE RALEIGH GP, LLC, a Georgia limited liability company, its Manager

	By:	/s/ James E. Conley, Jr.
James E. Conley, Jr., Vice President

[Signatures continue on following page]

Signature Page to First Amendment to Purchase and Sale Agreement

Raleigh Marriott City Center

PURCHASER:

CWI RALEIGH HOTEL, LLC, a Delaware limited liability company

By:	/s/ Michael G. Medzigian
Name: Michael G. Medzigian
Title: CEO and President

Signature Page to First Amendment to Purchase and Sale Agreement

Raleigh Marriott City Center